FOURTH AMENDMENT TO THE
              AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

                  FOURTH AMENDMENT dated as of October 29, 2001 (this "Amendment") with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement as set forth herein, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

                  "Participant" shall have the meaning set forth in Section 3.1(a).

                  "Participated Advances" shall have the meaning set forth in
Section 3.1(a).

                  "Participation Agreement" shall have the meaning set forth in
Section 3.1(a).

                                   ARTICLE II
                                   AMENDMENTS

                  Section 2.1. Amendment to Section 1.1 (Definitions). Section
1.1 of the Credit Agreement is hereby amended by inserting the following definition in its proper alphabetical order:

                  "Fourth Amendment" shall mean the Fourth Amendment, dated as of October 29, 2001, to the Amended, Restated and Consolidated Credit Agreement, dated as of October 12, 1999.

                  Section 2.2. Amendment to Section 6.2 (Annual Financial Statements). Section 6.2 of the Credit Agreement is hereby amended by (a) inserting immediately following the phrase "ninety (90) days after the end of each fiscal year of the Borrowers" the following: "(except that with respect to fiscal year 2001, on or before November 13, 2001)" and (b) inserting immediately following the phrase "accounting principals consistently applied," the following: "and, except in the case of fiscal year 2001,".

                                   ARTICLE III
                                   AGREEMENTS

                  Section 3.1. Agreements. (a) Additional Capital. Notwithstanding anything to the contrary set forth in the Second Amendment, in the event that the Borrowers shall have not consummated the Optional Prepayment, either (i) the Borrowers shall, on or before December 31, 2001, raise not less than $7,200,000 through the issuance or sale of equity securities or junior debt securities or instruments upon terms and conditions satisfactory to the Agent and the Required Lenders or (ii) Oak Hill Capital Partners, L.P., Oak Hill Securities Fund, L.P., or any affiliate thereof or any third party acceptable to the Agent (the "Participant"), on the one hand, and the Revolving Credit Lenders, on the other, shall, on or before December 31, 2001, execute a participation agreement (a "Participation Agreement") pursuant to which the Participant agrees to purchase from the Revolving Credit Lenders, on or before January 14, 2002, a junior, subordinated participating interest in certain Revolving Credit Advances in an aggregate amount of at least $7,200,000 (the "Participated Advances"). The Participation Agreement shall be in form and substance satisfactory to the Agent and shall provide that, among other things, notwithstanding anything to the contrary set forth in the Credit Agreement or the other Lender Agreements, the Participated Advances shall be entitled to be repayed only in the event that no other Advances are then outstanding; provided, however, prepayments to the Existing Revolving Credit Advances from the proceeds of any sale or disposition of the assets or capital stock of the Steamboat Subsidiaries shall be applied, first, to the Participated Advances, and second, to the remaining Existing Revolving Credit Advances.

                  (b) Sale/Leaseback Transaction. Notwithstanding anything to the contrary set forth in the Second Amendment or any amendment thereto, the Borrowers shall obtain a commitment for the Sale/Leaseback Transaction and the Gondola Guarantee on or before November 13, 2001. The failure to obtain such commitment prior to such date shall not result in a termination of the Second Amendment.

                  Section 3.2. Agreements Deemed Agreements under the Credit Agreement. For purposes of the Credit Agreement, the agreements of the Borrowers contained in this Article III shall be deemed to be, and shall be, agreements under the Credit Agreement. Any breach on the part of the Borrowers of any agreement contained in this Article III shall constitute an Event of Default.

                                   ARTICLE IV
                                  CLOSING DATE

                  Section 4.1 Closing Date. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, the Agent and the requisite Lenders.

                                    ARTICLE V
                                 INTERPRETATION

                  Section 5.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 5.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

                                   ARTICLE VI
                                  MISCELLANEOUS

                  Section 6.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date.

                  Section 6.2. Payment of Fees and Expenses. The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  Section 6.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 6.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  Section 6.5. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default.

                  Section 6.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that, as of the Closing Date, (i) the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) the Borrowers are liable to the Lenders in respect of Loans and Letters of Credit in the aggregate principal amount of $__________.

                  Section 6.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Amendment or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section
6.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                         AMERICAN SKIING COMPANY


                                         By: /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                         SUNDAY RIVER SKIWAY CORPORATION


                                         By: /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel


                                         SUNDAY RIVER LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                         PERFECT TURN, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        SUNDAY RIVER TRANSPORTATION INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        L.B.O. HOLDING, INC.


                                         By: /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        SUGARBUSH RESORT HOLDINGS, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        SUGARBUSH LEASING COMPANY


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel



                                        S-K-I, LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        KILLINGTON, LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        MOUNT SNOW LTD.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        PICO SKI AREA MANAGEMENT COMPANY


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        RESORT SOFTWARE SERVICES, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        KILLINGTON RESTAURANTS, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel


                                        DOVER RESTAURANTS, INC.


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        SUGARLOAF MOUNTAIN CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel


                                        MOUNTAINSIDE


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel


                                        ASC UTAH


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        STEAMBOAT SKI & RESORT CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        HEAVENLY  SKI & RESORT CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                        HEAVENLY CORPORATION


                                         By:  /s/ Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel


                                        HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                  By:  Heavenly Corporation, its general partner


                                         By: /s/  Foster A. Stewart, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President and
                                                   General Counsel

                                       FLEET NATIONAL BANK (successor in
                                         interest to BankBoston, N.A.), as Agent


                                         By:/s/ Daniel Butler
                                            ------------------------------------
                                            Title: Vice President


                                         FLEET NATIONAL BANK (successor in
                                           interest to BankBoston, N.A.), as a
                                           Lender

                                         By:/s/ Daniel Butler
                                            ------------------------------------
                                            Title: Vice President


                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                as a Lender

                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title: Assistant Vice President


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                successor by merger to First
                                                Security Bank, N.A., as a Lender


                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title: Assistant Vice President




                                        U.S. BANK NATIONAL ASSOCIATION,
                                          as a Lender


                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title: Vice President

                                         THE HOWARD BANK, N.A., as a Lender


                                         By:/s/ Illegible
                                            ------------------------------------
                                            Title:


                                         BLACK DIAMOND CLO 1998-1 LTD., as a
                                                Lender


                                         By:
                                            ------------------------------------
                                            Title:


                                         BLACK DIAMOND CLO 2000-1 LTD.,
                                                as a Lender



                                         By:
                                            ------------------------------------
                                            Title:


                                         BLACK DIAMOND INTERNATIONAL FUNDING,
                                                LTD., as a Lender



                                         By:
                                            ------------------------------------
                                            Title:




                                         By:
                                            ------------------------------------
                                            Title:

                                         MERRILL LYNCH PRIME RATE PORTFOLIO,
                                                              as a Lender

                                         By:  Merrill Lynch Investment Managers,
                                              L.P., as Investment Advisor



                                         By:
                                            ------------------------------------
                                            Title:

                                         DEBT STRATEGIES FUND, INC., as a Lender



                                         By:
                                            ------------------------------------
                                            Title:


                                         CAPTIVA II FINANCE LTD., as a Lender



                                         By:
                                            ------------------------------------
                                            Title:


                                         KZH-PAMCO LLC, as a Lender




                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title: Authorized Agent



                                         KZH HIGHLAND-2 LLC, as a Lender



                                         By: /s/ Illegible
                                            ------------------------------------
                                            Title: Authorized Agent

                                         PAM CAPITAL FUNDING L.P., as a Lender

                                         By: Highland Capital Management,  L.P.,
                                               as Collateral Manager



                                         By:
                                            ------------------------------------
                                            Title:


                                         PAMCO CAYMAN, LTD., as a Lender

                                         By: Highland Capital Management,  L.P.,
                                              as Collateral Manager


                                         By:
                                            ------------------------------------
                                            Title:


                                         VAN KAMPEN PRIME RATE INCOME TRUST,
                                                as a Lender

                                         By:  Van Kampen Investment Advisory
                                              Corp.



                                         By: /s/ Darvin D. Pierce
                                            ------------------------------------
                                            Title: Executive Director

                                         GLENEAGLES TRADING LLC, as a Lender



                                         By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Title: Assist. Vice President


                                         SRV-HIGHLAND, INC., as a Lender



                                         By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Title: Assist. Vice President